UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _____________________________________________________________________________
FORM 8-K
_____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 30, 2023
_____________________________________________________________________________
Schneider National, Inc.
(Exact Name of Registrant as Specified in Charter)
_____________________________________________________________________________

Wisconsin	001-38054		39-1258315
(State of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
3101 South Packerland Drive	Green Bay	WI	54313
(Address of Principal Executive Offices)			(Zip Code)
(920) 592-2000
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, no par value	SNDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry into a Material Definitive Agreement.
The information set forth under Item 2.03 of this report on Form 8-K is hereby incorporated in Item 1.01 by reference. When the Notes (as defined below) were issued and sold by the Issuer (as defined below) on August 30, 2023, in the transaction described in Item 2.03, the material provisions of the Private Shelf Agreement (as defined below) and the Parent Guaranty Agreement (as defined below) became enforceable against the Issuer and Schneider (as defined below), respectively.
ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On August 30, 2023, Schneider National Leasing, Inc. (the “Issuer”), a wholly-owned subsidiary of Schneider National, Inc. (“Schneider”), issued and sold to certain affiliates of PGIM, Inc. (“Prudential”) $50 million in aggregate principal amount of the Issuer’s 5.63% Series 2023A Senior Notes Due August 30, 2028 (the “Notes”). The Notes were issued pursuant to the Private Shelf Agreement dated as of June 17, 2020 (as amended by Amendment No. 1 to Private Shelf Agreement dated as of July 29, 2020 (“Amendment No. 1”) and Amendment No. 2 to Private Shelf Agreement dated as of July 28, 2023 (“Amendment No. 2”), the “Private Shelf Agreement”) among the Issuer, Prudential, and each Prudential Affiliate (as defined therein) which becomes bound by the provisions thereof.
The Notes represent senior promissory notes of the Issuer and will bear interest at 5.63% and will mature on August 30, 2028. Interest on the Notes will be payable semi-annually on February 28th and August 30th of each year, commencing on February 28, 2024. Interest will be computed on the basis of a 360-day year composed of twelve 30-day months. The Notes may be prepaid at the option of the Issuer, in accordance with the terms of the Private Shelf Agreement, at 100% of the principal amount to be prepaid plus accrued interest plus the defined “Make-Whole Amount,” if any. The Notes are subject to repayment in connection with a required offer to repay the Notes in the event of a defined “Change in Control” of Schneider or upon acceleration in the case of certain defined “Events of Default,” in each case in accordance with the terms of the Private Shelf Agreement. The Company expects to use the proceeds from the Notes for general corporate purposes, including the repayment of existing indebtedness.
Pursuant to the Guaranty Agreement dated as of June 17, 2020 (the “Parent Guaranty Agreement”) executed by Schneider and the Subsidiary Guaranty Agreement (the “Subsidiary Guaranty Agreement”) dated as of June 17, 2020 executed by Schneider Resources, Inc., Schneider Finance, Inc. and Schneider National Carriers, Inc. (collectively, the “Subsidiary Guarantors”), Schneider and the Subsidiary Guarantors, respectively, have irrevocably and unconditionally guaranteed the payment and performance obligations of the Issuer under the Private Shelf Agreement and the Notes. The obligations of Schneider and each Subsidiary Guarantor shall rank at least pari passu with all other unsecured senior debt of each such guarantor.
Under the terms of the Parent Guaranty Agreement, Schneider’s guaranty of the Notes subjects Schneider to various financial and other covenants, including a maximum ratio of consolidated adjusted debt to consolidated EBITDA, a minimum consolidated net worth, and limitations on liens, priority debt, asset sales and transactions with affiliates.
The Private Shelf Agreement is an uncommitted shelf facility pursuant to which the Issuer may from time to time issue and sell, and Prudential may consider in its sole discretion the purchase of, in one or a series of transactions, additional senior unsecured notes (“Shelf Notes”) of the Issuer by certain affiliates of Prudential, in an aggregate principal amount of up to $200 million, including the Notes. The Shelf Notes will have a maturity date of no more than 16 years after the date of original issuance and may be issued through July 28, 2026, unless either party terminates such issuance right. The Shelf Notes will bear interest at a rate per annum, and will have such other particular terms, as shall be set forth in a confirmation of acceptance executed by the parties prior to the closing of each purchase and sale transaction. Upon the issuance and sale of the Notes, the Issuer may request that Prudential consider the purchase of Shelf Notes in an aggregate principal amount of up to $150 million. Prudential has no obligation to purchase any additional notes pursuant to the Private Shelf Agreement.
The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Private Shelf Agreement, including the amendments thereto, the Guaranty Agreement and the Notes, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Exhibit
10.1	Private Shelf Agreement dated as of June 17, 2020 among Schneider National Leasing, Inc., PGIM, Inc. and the other parties thereto
10.2	Amendment No. 1 to Private Shelf Agreement dated as of June 29, 2020 among Schneider National Leasing, Inc., PGIM, Inc. and the other parties thereto
10.3	Amendment No. 2 to Private Shelf Agreement dated as of June 28, 2023 among Schneider National Leasing, Inc., PGIM, Inc. and the other parties thereto
10.4	Form of Parent Guaranty Agreement (included in Exhibit 10.1)
10.5	Form of Note (included in Exhibit 10.1)
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL and included in Exhibit 101
*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant undertakes to furnish supplemental copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2023	SCHNEIDER NATIONAL, INC.

By:	/s/ Thomas G. Jackson
Name:	Thomas G. Jackson
Title:	Executive Vice President, General Counsel and Corporate Secretary